UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 29, 2008
                Date of Report (Date of earliest event reported)

                           NORTHERN EXPLORATIONS LTD.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-125068                    n/a
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

  8655 East Via De Ventura, Suite G200
         Scottsdale, Arizona                                        85258
(Address of principal executive offices)                          (Zip Code)

                                 (480) 346-1535
               Registrant's telephone number, including area code

                               943 38th Avanue SW
                                Calgary, Alberta
                                 Canada T2T 2J3
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on October 29, 2008, the Board of Directors (the "Board") of Northern Explorations Ltd., a Nevada corporation (the "Company") accepted the resignation of Donald Cameron as the Chief Executive Officer/President/Secretary/Chief Financial Officer of the Company. Simultaneously, the Board approved the appointment of David Naylor as the Treasurer/Secretary/Chief Financial Officer and a member of the Board of Directors of the Company effective as of October 29, 2008. Mr. Naylor shall serve until his successor is duly elected or appointed. Mr. Naylor's biography is as follows:

DAVID N. NAYLOR. For the past fifteen years, Mr. Naylor has been involved in financial management of private and public companies. Mr. Naylor has an extensive financial background, including accounting expertise, and an analytical ability to improve management practices. From approximately October 2003 to current date, Mr. Naylor was the chief financial officer of Silver Star Energy, which is a company that progressed from a start-up to a producing oil and gas company. From approximately September 2002 to October 2003, Mr. Naylor was a commodity tax auditor with the British Columbia Ministry of Provincial Revenue. Prior to 2002, Mr. Naylor was employed for over ten years by a large media publishing company. Mr. Naylor is a Certified Manadement Accountant with over twenty years experience. Mr Naylor graduated from the British Columbia Institute of Technology.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN EXPLORATIONS LTD.
DATE: October 29, 2008.

                                               /s/ David Naylor
                                               ---------------------------------
                                        Name:  David Naylor
                                        Title: President/Chief Executive Officer